UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          MAY 3, 2006 (APRIL 24, 2006)
                Date of Report (Date of earliest event reported)

                            PERFISANS HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


        MARYLAND              000-23689                     91-1869317
        --------              ---------                     ----------
(State of Incorporation)      (Commission File Number)      (IRS Employer
                                                             Identification No.)

         7828 Kennedy Road, Unit #201, Markham, Ontario           L3R 5P1

            (Address of principal executive offices)              (zip code)

Registrant's telephone number, including area code: (905) 943-9996


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995:

This Form 8-K contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements which are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, product and service demand and acceptance, changes in technology, economic conditions, the impact of competition and pricing, government regulation, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission. All such forward-looking statements, whether written or oral, and whether made by or on our behalf, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, we disclaim any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 8.01 OTHER EVENTS

On April 24, 2006, Perfisans Holdings, Inc. ("Perfisans") entered into a non binding Letter of Intent (the "Letter") with Zhejiang Figersense Communication Technology Company Limited ("Zhejiang Figersense") to enter into a definitive agreement with the shareholders of Perfisans pursuant to which Perfisans will acquire from Zhejiang Figersense shareholders 100% of the issued and outstanding share capital of Zhejiang Figersense in exchange for the issuance of Perfisans common shares in an amount to be determined.

A copy of the Letter of Intent is attached hereto as Exhibit 10.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibit

10.1   Letter of Intent dated April 24, 2006



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                              STEELCLOUD, INC.

                                         By:  /s/ TO-HON LAM
                                              ---------------------
                                              To-Hon Lam, President

May 3, 2006



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION

  10.1         Letter of Intent dated April 24, 2006